                                                                  Exhibit 10.6.8


                                EIGHTH AMENDMENT
                                       TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Eighth Amendment dated as of March 3, 1997 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "TRANSFEROR"), FDS NATIONAL BANK, a national banking corporation (the "SERVICER") and THE CHASE MANHATTAN BANK, as successor in interest to Chemical Bank, as Trustee (in such capacity, the "TRUSTEE").

                               W I T N E S S E T H

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992, as amended from time to time (the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule II of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Schedule II as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule II attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Eighth Amendment does not adversely affect in any material respect the interests of the Certificateholders, as defined in the Pooling and Servicing Agreement.

         3. The Pooling and Servicing Agreement, as amended by this Eighth Amendment, shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PRIME RECEIVABLES CORPORATION

                                    By:  /s/ Susan P. Storer
                                       -------------------------------
                                    Title:  President

                                    FDS NATIONAL BANK

                                    By:  /s/ Susan R. Robinson
                                       -------------------------------
                                    Title:  Treasurer

                                    THE CHASE MANHATTAN BANK

                                    By:  /s/ Dennis Kildea
                                       -------------------------------
                                    Title:  Trust Officer

                                    EXHIBIT A
                                    ---------

                               OPINION OF COUNSEL
                               ------------------

                                  March 3, 1997

Prime Receivables Corporation                   The Chase Manhattan Bank,
                                                as Trustee
4705 Duke Drive                                 450 West 33rd Street
Mason, Ohio  45220                              New York, NY  10001

          Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")

Ladies and Gentlemen:

               As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Eighth Amendment to the Agreement and the substitution of Schedule II of the Agreement.

               I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Eighth Amendment to the Agreement and the deletion of the current Schedule II to the Agreement and substitution therefor with an amended
Schedule II do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.

                                                     Very truly yours,

                                                     /s/ Dennis J. Broderick

                                                     Dennis J. Broderick

                                                                      Schedule 2
                                                                          3/3/97

                            List of Lock-Box Accounts
                            -------------------------
Star Bank Corporation        Burdines                                  480-366-723
P.O. Box 1038                Dept. 4500
425 Walnut Street            Cincinnati, OH
Cincinnati, OH               45274-4500
45201-1036

                             Macy's East, Inc.,                       480-381-1425
                             as successor in interest to,
                             Jordan Marsh
                             P.O. Box 8079
                             Mason, Ohio
                             45040-8079

PNC Bank                     The Bon Marche                           426-002-7019
201 East 5th Street          P.O. Box 8080
Cincinnati, OH               Mason, Ohio
45201-1198                   45040-8080

                             Stern's                                  419-000-2709
                             P.O. Box 8081
                             Mason, Ohio
                             45040-8081

                             Lazarus                                  411-017-5133
                             P.O. Box 4504
                             Mason, Ohio
                             45040-4504

                             Macy's West                               300-1544986
                             P.O. Box 8021
                             Mason, Ohio
                             45040-8021

                             Broadway Stores                          300-154-4994
                             P.O. Box 8022
                             Mason, Ohio
                             45040-8022



AmSouth Bank, N.A.           Bloomingdale's                             88-419-622
1900 Fifth Ave., North       P.O. Box 11407
Birmingham, AL               Drawer 0018
35203                        Birmingham, AL
                             35242-0018

                             Rich's                                     01-579-282
                             P.O. Box 11407
                             Drawer 0001
                             Birmingham, AL
                             35245-0001

                             Goldsmith's                                73-233-579
                             P.O. Box 11407
                             Drawer 0012
                             Birmingham, AL
                             35245-0012

                             Macy's East, Inc.,                         69-116-059
                             as successor in interest to,
                             Abraham & Straus
                             P.O. Box 11407
                             Drawer 0008
                             Birmingham, AL
                             35245-0008

The Fifth Third Bank         Lazarus                                     715-27336
38 Fountain Square Plaza     P.O. Box 0064
Cincinnati, OH               Cincinnati, OH
45263                        45274-0064

Bank of America Illinois     All Originators                               7118821
231 South LaSalle Street
Chicago, IL  60697